                 AMENDMENT AND LIMITED WAIVER OF LOAN AGREEMENT


         THIS AMENDMENT AND LIMITED WAIVER OF LOAN AGREEMENT (this "Amendment") is made as of this 12th day of December, 2002, by and among CSS INDUSTRIES, INC. (the "Borrower"), the lenders from time to time parties to the Loan Agreement defined below (the "Lenders"), and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent") for the Lenders.

                                   Background:

         A. The Agent, the Lenders and the Borrower entered into a Loan Agreement dated as of April 30, 2001 (as heretofore modified and amended, the "Loan Agreement"), pursuant to which the Lenders agreed to make Advances from time to time to the Borrower.

         B. In connection with the Accounts Receivable Securitization the Borrower has been requested to enter into a Performance Guaranty (the "Performance Guaranty") guaranteeing the obligations of certain of its Subsidiaries which are Originators under, and as such term is defined in, the Accounts Receivable Securitization Documents.

         C. Under the terms of a Note Purchase Agreement dated as of December 12, 2002 between the Borrower and the note purchasers party thereto (the "Note Purchase Agreement") to be entered into in connection with the Private Placement, the Borrower will be required to enter into a negative pledge agreement of the type referred to in Section 6.3(a)(i) of the Loan Agreement and to agree to make certain prepayments of the Indebtedness being incurred under the Note Purchase Agreement.

         D. As a result of and in connection with the foregoing, the Borrower has requested and the Agent and the Lenders have agreed to amend and waive certain of the covenants in the Loan Agreement, all on the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Definitions. Capitalized terms used herein, including in the foregoing recitals, and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

         2. Limited Waivers. The Agent and the Lenders hereby waive the provisions of Section 6.3(a) of the Loan Agreement to the extent necessary to permit the Borrower to agree to the provisions of Section 10.6 of the Note Purchase Agreement. Except as set forth in this Section 2, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Lenders of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Lenders to agree to any further waivers of or modifications to the Loan Agreement or any other Loan Document or constitute a waiver of any other rights or remedies.

         3. Amendments to Loan Agreement. The Loan Agreement is hereby amended effective as of December 12, 2002 (the "Effective Date") as follows:

         (a) The definition of "Private Placement" in Section 1.1 is amended and restated to read in full as follows:

                  ""Private Placement": The private placement of up to $50,000,000 principal amount of debt securities by the Borrower with institutional lenders other than the Lenders pursuant to the terms of the Note Purchase Agreement."

         (b) The following additional definitions are added to Section 1.1 in the appropriate alphabetical order.

         ""Note Purchase Agreement": The Note Purchase Agreement dated as of December 12, 2002 among the Borrower and the note purchasers thereto.

         "Note Purchase Documents": The Note Purchase Agreement and the notes issued pursuant to the terms thereof."

         (c) Section 6.5 is hereby amended and restated to read in full as follows:

         "6.5 Guarantees. Excepting (a) the endorsement in the ordinary course of business of negotiable instruments for deposit or collection, (b) the Guarantees, (c) guarantees by the Borrower or by any Guarantor of operating leases of any Subsidiary entered into in the ordinary course of business, (d) indemnification obligations to directors and officers under applicable law or set forth in the certificate of incorporation and/or by-laws of the Borrower or any Subsidiary, (e) guarantees by the Borrower or by any Guarantor for the Indebtedness of Borrower or any Guarantor and guarantees by the Borrower of any of the obligations of any Guarantor under any of the Accounts Receivable Securitization Documents, and (f) additional guarantees by the Borrower and/or any of the Guarantors for the Indebtedness of any Person which, together with Indebtedness permitted under Section 6.11(b)(v) below shall not exceed $20,000,000 at any one time outstanding, the Borrower shall not, nor shall it cause or permit any of the Guarantors to, become or be liable in any manner, directly or indirectly, primarily or secondarily, whether as guarantor, surety, accommodation maker, or otherwise for the existing or future, matured or contingent, indebtedness or obligations of any kind or nature of any Person."

         (d) Section 6.11 is hereby amended and restated to read in full as follows:

         "6.11 Indebtedness. The Borrower shall not, nor shall it cause or permit any of the Guarantors to (a) make any prepayments of any nature whatsoever (or deposit money or other Property for the purpose thereof) on any existing or future long-term Indebtedness to any Person except
         (x) the conversion of Indebtedness to equity so long as the entire amount of the portion of the Indebtedness so prepaid is so converted and (y) required prepayments of the Indebtedness incurred under the Note Purchase Documents and prepayments of such Indebtedness in the event of a Change of Control (as defined in the Note Purchase Agreement) or (b) hereafter incur or be or become liable for Indebtedness except for (i) Indebtedness to the Lenders pursuant to this Agreement, (ii) purchase money financing supported by Liens permitted pursuant to Sections 6.3(a)(3) or 6.3(a)(5) above and Indebtedness secured by the existing Liens described in Section 6.3(a)(4), (iii) Indebtedness permitted under Section 6.4(b), (iv) Indebtedness under the notes issued in connection with the Private Placement in a principal amount not exceeding $50,000,000 and (v) additional Indebtedness in an aggregate principal amount, together with all obligations described in Section 6.5(f) herein, not exceeding $20,000,000 at any one time outstanding."

         (e) Section 6.13 is hereby amended by amending and restating the final clause thereof to read in full as follows:

         "except restrictions pursuant to (A) the Loan Documents, (B) applicable law, (C) the Accounts Receivable Securitization Documents and (D) the Note Purchase Agreement.

         4. Amendment to the Loan Documents. All references to the Loan Agreement in the Loan Documents shall be deemed to refer to the Loan Agreement as amended hereby.

         5. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Lenders and the Borrower agree that the Loan Documents are in full force and effect and each such document shall remain in full force and effect, as amended by this Amendment and the Borrower hereby ratifies and confirms its obligations thereunder.

         6. Representations and Warranties.

         (a) The Borrower hereby certifies that after giving effect to this Amendment, (i) the representations and warranties of the Borrower in the Loan Agreement are true and correct in all material respects as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Loan Agreement or the other Loan Documents exists on the date hereof.

         (b) The Borrower further represents that the Borrower has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Certificate of Incorporation, by-laws or other organizational documents of the Borrower, or of any indenture, note, loan or loan agreement, license or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or any of its properties are bound.

         (c) The Borrower also further represents that its obligations to repay the Advances, together with all interest accrued thereon, are absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Advances.

         (d) The Borrower also further represents that there have been no changes to the Certificate of Incorporation, by-laws or other organizational documents of the Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

         7. Conditions Precedent. The amendments set forth herein shall be effective as of the Effective Date upon the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

         (a) The Borrower shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

         (i) counterparts of this Amendment executed by the Borrower, the Lenders and the Guarantors;

         (ii) a copy of the duly executed Performance Guaranty;

         (iii) copies of the duly executed Note Purchase Documents; and

         (iv) such additional documents, certificates and information as the Agent may reasonably request.

         (b) After giving effect to this Amendment, the representations and warranties set forth in the Loan Agreement shall be true and correct on and as of the date hereof.

         (c) After giving effect to this Amendment, no Event of Default, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

         8. Miscellaneous

         (a) To induce the Agent and the Lenders to enter into this Amendment, the Borrower waives and releases and forever discharges the Agent and the Lenders and their respective officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind of which it has knowledge as of the date hereof against any of them arising out of or relating to the Loan Documents. The Borrower further agrees to indemnify and hold the Agent, the Lenders and their respective officers, directors, attorneys, agents and employees (collectively, the "Indemnitees") harmless from any loss, damage, judgment, liability or expense (including reasonable attorneys' fees), other than any such loss, damage judgment, liability or expense caused by the Indemnitee's own willful misconduct or gross negligence, suffered by or rendered against any of them on account of any claims arising out of or relating to the Loan Documents. The Borrower further states that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

         (b) All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

         (c) This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

         (d) In the event any provisions of this Amendment shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         (e) This Amendment shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

         (f) This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (g) The headings used in this Agreement are for convenience of reference only, do not form a part of this Amendment and shall not affect in any way the meaning or interpretation of this Amendment.

         The Borrower expressly ratifies and confirms the waiver of jury trial provisions contained in the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                     CSS INDUSTRIES, INC.


                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________


                                     PNC BANK, NATIONAL
                                     ASSOCIATION, as a Lender,
                                     as Swing Line Lender, as
                                     Fronting Lender and as
                                     Administrative Agent


                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________


                                     WACHOVIA BANK, NATIONAL ASSOCIATION,
                                     as a Lender


                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________


                                     FLEET NATIONAL BANK, as a Lender


                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________

                                     CITIZENS BANK OF PENNSYLVANIA, as a Lender


                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________


                                     UNION PLANTERS BANK, as a Lender


                                     By: __________________________________
                                     Name: ________________________________
                                     Title: _______________________________

                          ACKNOWLEDGMENT AND AGREEMENT


                  Each of the undersigned hereby acknowledges the provisions of the foregoing Amendment and Limited Waiver of Loan Agreement (the "Amendment") and confirms and agrees that its obligations under its Guaranty Agreement in favor of the Lenders referred to in the Amendment shall be unimpaired by the Amendment and are hereby ratified and confirmed in all respects in respect of the Obligations of CSS Industries, Inc. under the Loan Agreement, as amended.

                           THE PAPER MAGIC GROUP, INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           BERWICK DELAWARE, INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           BERWICK OFFRAY LLC (formerly Berwick Industries LLC)


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           CLEO INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           CLEO DELAWARE, INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           PHILADELPHIA INDUSTRIES, INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           LLM HOLDINGS, INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           THE PAPER MAGIC GROUP, INC.
                           (a Delaware corporation)


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           DON POST STUDIOS, INC.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           LION RIBBON COMPANY, INC. (formerly Daylight
                           Acquisition Corp.)


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________

                           THE PAPER MAGIC GROUP (HONG KONG) LTD.


                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________


                           CRYSTAL CREATIVE PRODUCTS, INC.

                           By:_________________________________________

                           Name:_______________________________________

                           Title:______________________________________



























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